SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                               September 20, 2001

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

         Delaware                                     75-2502290
         Delaware                                     75-2502293
         New Jersey                 33-69716          22-2242014
         -------------------------------------------------------
        (State or other juris-    (Commission        (IRS Employer
        diction of incorporation) File Number)        Identification
                                                          Number)


         c/o Sands Hotel & Casino
         Indiana Avenue and Brighton Park, 9th Floor
         Atlantic City, New Jersey                         08401
         (Address of principal executive office)         (Zip Code)


         Registrant's telephone number including area code: (609) 441-4517
                                                             --------------

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name and former address, as changed since last report)

Item 5.           Other Events

GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. (collectively, the "Company") are commencing a solicitation of consents (the "Solicitation") for the purpose of amending the terms (the "Amendment") of the indenture governing the Company's 11% First Mortgage Notes due 2005 (the "Notes"). Certain documents relating to the Solicitation are attached as exhibits hereto. The Amendment would, among other things, allow the Company to borrow additional money and grant liens to secure such indebtedness and permit the release or subordination of the existing liens and mortgages that secure the Notes. This would in turn provide financial flexibility under the Indenture and facilitate potential improvements and expansion of the Sands Hotel and Casino and the Company to, among other things, meet competition.

In order for the Amendment to become effective, consents from the holders of at least a majority of the aggregate principal amount of the outstanding Notes must be received and not revoked. Holders who consent to the Amendment will receive a payment of $17.50 for each $1,000 principal amount of Notes with respect to which such consent has been granted, subject to the terms and conditions set forth in the consent solicitation statement and related materials ("Solicitation Materials") distributed to holders of Notes.

Entities controlled by Carl C. Icahn ("Icahn Entities") collectively hold in the aggregate approximately 58% of the Notes outstanding. Mr. Icahn has indicated that he anticipates that the Icahn Entities will vote in favor of the Amendment.

IMPORTANT: INVESTORS ARE URGED TO READ THE COMPANY'S FILINGS ON FORM T-3, AS AMENDED, WITH EXHIBITS AND THIS FORM 8-K AND EXHIBITS AVAILABLE WITHOUT CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (HTTP://WWW.SEC.GOV).

This document contains statements that are forward-looking. Such forward-looking statements involve important risks and uncertainties. Results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. For more information regarding the Company and risks applicable to its business, please review the filings of the GB Holdings, Inc., GB Property Funding Corp. and Greate Bay Hotel and Casino, Inc. with the Securities and Exchange Commission, including the Company's reports on Forms 10-K and 10-Q.

Item 7.           Exhibits

         Exhibit 1.        Letter from Company relating to the
                           Consent Solicitation Statement in respect of the Company's 11% First Mortgage Notes due 2005.

         Exhibit 2. Consent Solicitation Statement in respect of the Company's 11% First Mortgage Notes due 2005.

         Exhibit 2a. Annex A to the Consent Solicitaion Statement, submitted in PDF format as a related document.

         Exhibit 2b. Reference is made to the Company's filing of Amendment No. 1 to Form T-3 on September 20, 2001, which contains the document attached as Annex B to the Consent Solicitation Statement.

         Exhibit 2c.       Annex C to the Consent Solicitation Statement.

         Exhibit 3.        Consent Form.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GB PROPERTY FUNDING CORP.


Dated:  September 20, 2001                By: /s/ Timothy A. Ebling
                                          Name:    Timothy A. Ebling
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer


                                          GB HOLDINGS, INC.


Dated:  September 20, 2001                By: /s/ Timothy A. Ebling
                                          Name:    Timothy A. Ebling
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer


                                          GREATE BAY HOTEL AND CASINO, INC.


Dated:  September 20, 2001                By: /s/ Timothy A. Ebling
                                          Name:    Timothy A. Ebling
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer